UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-07075

T. Rowe Price Media & Telecommunications Fund, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2009

Item 1: Report to Shareholders

Media & Telecommunications Fund	December 31, 2009

The views and opinions in this report were current as of December 31, 2009. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

Media and telecommunications stocks turned in the best year of the decade in 2009, as economic turmoil receded and prospects of global growth took hold. Stocks of the more cyclical companies included in the fund rebounded sharply from their March lows, due to evidence of increased business and consumer spending. The sharp turnaround in the sector outpaced the broad market by a wide margin, providing a welcome relief for investors who suffered devastating losses in 2008.

PERFORMANCE COMPARISON

The Media & Telecommunications Fund posted a gain of 34.52% during the past six months and 68.52% for the year. The fund handily surpassed the Lipper Telecommunications Funds Average, a benchmark tracking the performance of similar funds. The fund also outpaced the broad market as measured by the S&P 500 Index for each period. The media sector, which composes the largest portion of the fund, easily outperformed the general market. Strong stock selection and sector allocation benefited fund performance.

The fund’s long-term performance remains exceptional, in relative terms, as recognized by Lipper rankings. Based on cumulative total return, Lipper ranked the Media & Telecommunications Fund one out of 44, one out of 35, one out of 27, and one out of nine media & telecommunications funds for the 1-, 3-, 5-, and 10-year periods ended December 31, 2009, respectively. (Results will vary for other periods. Past performance cannot guarantee future results.)

MARKET ENVIRONMENT

Global equity markets staged a historic recovery in 2009, with broader market averages such as the S&P 500 Index recovering a remarkable 65% from the March 2009 lows. Although we entered the year with frozen credit markets, many governments and central banks across the globe raced to mitigate the severe financial crisis. The U.S. government’s stress tests of 19 leading financial institutions early in the year helped repair much of the confidence to the system as it forced the banks to raise critically needed capital. Important measures also were implemented to heal badly wounded credit markets that are vital to the normal functioning of companies, both large and small. The U.S. enacted a large stimulus program in an effort to prime its economy. China moved aggressively by creating a massive stimulus program targeted at key industries. This helped to create internal demand for goods and services in the absence of strong demand from badly wounded developed markets and played a critical role in the gradual market recovery of 2009.

Of course, the ability to pay the bill for this historically unprecedented jolt of liquidity to the system, as well as other policy initiatives, will require an impressive degree of leadership, discipline, and sound fiscal and policy judgments among governments worldwide. We are very mindful of these risks as we manage our fund and have a watchful eye on key indicators signaling the outcome.

As we write this letter, business and consumer confidence have rebounded strongly from their decade lows. Importantly, mid-size and large businesses generally have well-capitalized balance sheets, solid profit margins, capital investment levels that are below historical averages, and the ability to invest in additional hiring. These improvements are encouraging. Key emerging markets such as China and Brazil appear to be ahead of the U.S. in their respective recoveries, a critical factor in our nascent global recovery. With continued improvement in confidence levels and greater clarity on key policy initiatives, we are optimistic that the employment picture in the U.S. will brighten, albeit slowly, in the second half of 2010. This should allow for a modest, perhaps fitful, economic recovery to take place over the next few years.

Among the many lessons of the last several years is that accurate economic forecasting is in short supply. Yet despite the worst market crash in recent history, our focus on understanding the global technology, media, and telecommunications industries, and identifying companies that are positioned to thrive in various economic environments, has served us well in the past and remains our focus. In this regard, we are very optimistic, as we have created a portfolio of companies we believe are positioned to perform well in the challenging and uncertain environment ahead.

MANAGEMENT CHANGE

I would like to acknowledge the tremendous contributions to our fund by longtime manager Henry Ellenbogen, whose very successful portfolio management leadership for nearly five years ended on September 30, 2009. Henry has assumed the important task of replacing longtime fund manager Jack LaPorte of the small-cap growth New Horizons Fund, which he will officially begin managing on March 1, 2010. Over the years, Henry and I have worked closely in my role as a telecom analyst for our fund, and I have benefited greatly from his mentorship and counsel. I very much look forward to our continued interaction. I am pleased to report that the transition from Henry to me has been seamless, with relatively little turnover of investment ideas. Our investment philosophy and style bias—specifically a focus on owning long-term winners in attractive industries with reasonable barriers to entry and strong secular growth opportunities—are quite similar.

PERFORMANCE REVIEW

It is clear that sticking to our discipline during the carnage of late 2008 and buying attractive companies at deeply discounted values combined for a solid year. Indeed, our winners turned in substantial gains for the fund, while our losers were minimal in size and scope.

In the telecommunications field, we have large investments in the uniquely attractive wireless tower business, represented in our fund by American Tower, Crown Castle International, and SBA Communications. These companies lease concrete and steel infrastructure to wireless service providers for hanging antennae. They have high barriers to entry and long-term growth opportunities and benefit from recurring revenue streams. During the market downturn, we opportunistically added to these holdings, particularly Crown Castle. We bought many shares of the company at one-third of the current trading price, making it our second-largest holding at the end of the year. Unlike many companies, Crown Castle was able to access the difficult capital markets at even more attractive rates than we had assumed, and it easily beat consensus earnings estimates. (Please refer to the portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

Within telecom services, Leap Wireless International, a U.S. prepaid wireless operator, hurt results because its business came under pressure from the spike in unemployment, particularly among the core demographic of young people with low and middle incomes. Competitive pressures from Sprint Nextel, which the fund also owns, put pressure on the company. This may be a temporary setback, however, and we believe Leap has taken the right measures to stabilize its business. Given an attractive valuation versus net asset value, and a consolidating prepaid market space, we have added to our position in recent months.

In the field of technology, Apple continued to generate impressive revenues and better-than-expected earnings margins thanks to record sales for Mac computers and iPhones. We maintained a sizable position because we felt the market underestimated the company’s ability to leapfrog over the traditional handset manufacturers such as Motorola and Nokia, as well as the opportunities for the company to replicate its success internationally. At year-end 2009, Apple was our third-largest position. Although the company is no longer trading at the remarkably low multiple it was earlier in 2009, we believe its future market share in Internet-centric mobile devices is understated by many analysts. The company’s traditional computing market share is also likely to increase over time, as Apple “newbies” migrate from iPhones to Macs. Finally, we expect that version three of the iPhone, anticipated to be released later this year, will further boost profitability through the creation of an important “replacement” cycle. Version three should also widen the technology gap that has narrowed a bit with the recent introduction of Google’s Android mobile operating system—though we are aware of the risks of betting against a goliath such as Google.

We believe there are further growth opportunities in the PC and smart-phone markets despite recent gains in market share and high investor expectations. Tencent Holdings, the operator of China’s largest online messaging community, rose steadily during the period as the company posted impressive revenue growth driven by a successful gaming business. The company also demonstrated important progress in carving out leadership in social networking, particularly in the form of “Qzone,” China’s largest social network of over 300 million users.

We absorbed some losses in recent months with Palm, a company that we believe is pursuing a sound strategy in the Internet-centric mobile device space and is innovating around its proprietary operating system with the help of third-party application developers. Although not without risk, we believe that Palm, which remains in the fund, has an attractive opportunity to take market share as carriers such as Verizon and AT&T take its product in 2010. We also believe that the company possesses a unique operating system that represents a potentially attractive asset to existing players in the wireless technology space, many of which are struggling with their alternatives.

In 2008, Internet giant Amazon.com was hurt badly by the economic downturn. However, as you may recall, we made a strong case for the company’s future in our 2008 annual report. It appeared to us then, and does now, that Amazon would become a significant beneficiary as global retailers reduced their inventory or went out of business. Indeed, as 2009 unfolded, Amazon increasingly gained market share from its traditional retail and e-commerce rivals. By the end of the year, it was the fund’s top absolute contributor due in part to the market anticipating a strong shopping season for the company despite a soft consumer backdrop. We believe that Amazon is uniquely positioned to drive unparalleled value, deep selection, and superior service to a broader set of customers. Fortunately, the market has reached a similar conclusion. There are risks, including the digitization of books, which creates new competition in this key category. Nonetheless, we remain comfortable with our large investment in this innovative company, which possesses visionary management and an improving competitive position versus traditional and online retailers. Although we have taken some profits, Amazon was our fourth-largest position at year-end.

The steep sell-off in equity markets presented unique opportunities to buy quality assets at distressed valuations. Within media and entertainment, our new investment in Liberty Media Capital, one of several tracking stocks of Liberty Media Corporation—and a top contributor for our fund in 2009—exemplifies this type of opportunity. Liberty Media is controlled by John Malone, one of the most astute and successful media and telecom investors. The stock was trading at a deep discount, about one-third of our estimated fair value, as the markets weighed the eclectic mix of media assets that included secured debt and a 40% equity stake in Sirius Satellite Radio, an asset that we know very well. There were also questions about the balance sheet risk at other Liberty assets. We conducted a tremendous amount of due diligence across the entire Liberty capital structure and deemed the risk/reward balance as strongly skewed in our favor, particularly as management took important steps to limit balance sheet risk. This judgment has paid off handsomely for our fund. Liberty Media Capital was among the top five contributors for the year. While we have taken profits, we believe the holding can appreciate further and have retained a large ownership in it.

OUTLOOK

The world economy looks a lot healthier than it did one year ago. Credit markets have vastly improved; business spending has perked up; and, while consumer spending remains low, it appears that consumption is climbing back. However, economic forecasting is difficult. We have seen in a short time the worst stock market collapse since the Great Depression, followed by one of the best one-year rallies in history. We are well aware of the many headwinds that could disrupt economic and stock market gains, including the recession in housing, persistent unemployment, and slow growth.

While we are mindful of the economic clouds, we continue to focus first and foremost on our investment process, which has served us well over the years. We are intently engaged in identifying multiyear, secular trends that will evolve across the broader technology, media, and telecom landscapes. We are rigorously analyzing and debating the potential for various outcomes and positioning our portfolio so that we will continue making well-considered, risk-aware investments for our fund that we anticipate paying off over medium- and long-term investment horizons.

Thank you for your continued support and confidence in T. Rowe Price.

Respectfully submitted,

Daniel Martino
Chairman of the fund’s Investment Advisory Committee

January 19, 2010

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF STOCK INVESTING

The fund’s share price can fall because of weakness in the stock markets, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager’s assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance even in rising markets.

GLOSSARY

Lipper averages: The averages of available mutual fund performance returns for specified periods in defined categories as tracked by Lipper Inc.

Price/earnings (P/E) ratio: A valuation measure calculated by dividing the price of a stock by its current or projected earnings per share. This ratio gives investors an idea of how much they are paying for current or future earnings power.

S&P 500 Index: An unmanaged index that tracks the stocks of 500 primarily large-cap U.S. companies.

Portfolio Highlights

CONTRIBUTIONS TO THE CHANGE IN NET ASSET VALUE

Six Months Ended 12/31/09

Best Contributors	
Liberty Media	90¢
Crown Castle	85
Amazon.com	77
American Tower	69
Tencent Holdings	66
Wynn Resorts	59
Expedia	57
Google	39
Lamar Advertising	37
Cablevision Systems	33
Total	612¢

Worst Contributors	
Leap Wireless International	-30¢
Palm	-24
Ubisoft Entertainment	-13
Sprint Nextel	-8
MetroPCS Communications	-5
China Unicom Hong Kong	-3
Bharti Airtel	-2
OpenTable	-1
Onada	-1
Hutchison Telecommunications International**	0
Total	-87¢

12 Months Ended 12/31/09

Best Contributors	
Amazon.com	169¢
Crown Castle	134
Tencent Holdings	105
Expedia	94
Liberty Media*	87
American Tower	82
Wynn Resorts	57
Google	57
Apple	54
Discovery Communications	52
Total	891¢

Worst Contributors	
Leap Wireless International	-14¢
Central European Media Enterprises**	-13
MetroPCS Communications	-5
Nintendo**	-5
Jupiter Telecommunications	-5
Ubisoft Entertainment	-4
AT&T	-3
Global Traffic Network	-3
Scripps Networks Interactive***	-2
Bharti Airtel	-2
Total	-56¢

*Position added.
**Position eliminated.
***Position added and eliminated.

Performance and Expenses

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments ‡

(Cost and value in $000s)

	Shares/$ Par	Value
COMMON STOCKS 92.1%		
HARDWARE 6.9%		
Consumer Electronics 3.7%		
Apple (1)	271,700	57,291
		57,291
Enterprise Hardware 3.2%		
Palm (1)	1,646,100	16,527
Rovi (1)	1,002,900	31,962
		48,489
Total Hardware		105,780
IT SERVICES 2.1%		
IT Services 2.1%		
Equinix (1)	199,500	21,177
Rackspace Hosting (1)	531,500	11,081
Total IT Services		32,258
MEDIA 47.9%		
Advertising 2.4%		
Omnicom	482,600	18,894
Rentrak (1)	115,500	2,041
WPP (GBP)	1,545,776	15,094
		36,029
Cable/Satellite 9.9%		
British Sky Broadcasting (GBP)	1,285,931	11,584
Cablevision, Class A	1,837,600	47,447
DIRECTV (1)	172,829	5,764
Eutelsat (EUR)	113,000	3,625
Jupiter Telecommunications (JPY)	22,042	21,838
Mediacom Communications (1)	163,100	729

Shaw Communications, Class B	719,500	14,800
Time Warner Cable, Class A	1,109,010	45,902
		151,689
Gaming 2.4%		
MGM Mirage (1)	244,000	2,225
Wynn Macau (HKD)(1)	1,235,200	1,507
Wynn Resorts	559,300	32,568
		36,300
Internet 17.4%		
Amazon.com (1)	389,200	52,355
Baidu, ADR (1)	21,400	8,800
Blue Nile (1)	30,599	1,938
Ctrip.com International, ADR (1)	210,000	15,091
Drugstore.com (1)	1,697,893	5,247
E-Health (1)	67,500	1,109
Expedia (1)	1,682,900	43,267
Google, Class A (1)	73,679	45,680
Here Media (1)(2)	471,430	174
Here Media, Special (1)(2)	471,430	–
HSN (1)	169,400	3,420
Info Edge India (INR)	433,234	7,947
Mercadolibre (1)	111,642	5,791
Oanda, Acquisition Date: 8/24/07 Acquisition Cost $2,784 (1)(3)	97,512	1,799
OpenTable (1)	138,900	3,536
Softbank (JPY)	156,500	3,658
Tencent Holdings (HKD)	2,226,700	48,048
The Knot (1)	867,808	8,739
Vistaprint (1)	161,300	9,139
		265,738
Media & Entertainment 13.2%		
Carnival (1)	145,400	4,608

TELECOM EQUIPMENT 2.9%

Wireless Equipment 2.4%		
Qualcomm	789,200	36,508
		36,508
Wireline Equipment 0.5%		
Juniper Networks (1)	251,800	6,716
		6,716
Total Telecom Equipment		43,224

TELECOM SERVICES 30.4%

Competitive Local Exchange Carriers 1.1%		
Cogent Communications Group (1)	1,672,849	16,494
		16,494
Long Distance/Data 0.3%		
Premiere Global Services (1)	525,800	4,338
		4,338
Wireless - Domestic 17.0%		
American Tower, Class A (1)	2,185,300	94,427
Crown Castle International (1)	1,879,800	73,387
Leap Wireless International (1)	1,674,400	29,386
MetroPCS Communications (1)	1,048,900	8,003
SBA Communications (1)	1,021,900	34,908
Sprint Nextel (1)	5,218,800	19,101
		259,212
Wireless - International 9.3%		
America Movil, ADR	916,300	43,048
Bharti Airtel (INR)	1,241,924	8,839
China Unicom Hong Kong (HKD)	17,250,000	22,672
Hutchison Telecommunications Hong Kong Holdings (HKD)	12,540,000	2,129

NII Holdings, Class B (1)	295,500	9,923
Turkcell Iletisim Hizmet (TRY)	929,181	6,539
Vodafone (GBP)	20,888,577	48,368
		141,518
Wireline - Domestic 2.3%		
AT&T	1,287,500	36,089
		36,089
Wireline - International 0.4%		
Telefonica SA (EUR)	248,807	6,935
		6,935
Total Telecom Services		464,586
Total Common Stocks (Cost $952,599)		1,405,476
PREFERRED STOCKS 1.0%		
MEDIA 1.0%		
Internet 1.0%		
Ning, Acquisition Date: 7/2/07, Acquisition Cost $5,000 (1)(3)	1,559,284	12,942
Slide, Acquisition Date: 1/14/08, Acquisition Cost $4,654 (1)(3)	1,020,000	2,793
Total Media		15,735
Total Preferred Stocks (Cost $9,654)		15,735
CONVERTIBLE PREFERRED STOCKS 0.6%		
TELECOMMUNICATION SERVICES 0.6%		
Wireless Communications 0.6%		
Crown Castle International	159,700	9,285
Total Convertible Preferred Stocks (Cost $6,504)		9,285

Affiliated Companies

($000s)

The fund may invest in certain securities that are considered affiliated companies. As defined by the 1940 Act, an affiliated company is one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. Based on the fund's relative ownership, the following securities were considered affiliated companies for all or some portion of the year ended December 31, 2009. Purchase and sales cost and investment income reflect all activity for the period then ended.

Affiliate	Purchase Cost	Sales Cost	Investment Income	Value 12/31/09	Value 12/31/08
Global Traffic Network	$ 1,361	$ 232	$ -	$ 4,125	$ *
Here Media	-	-	-	174	-
Here Media, Special	-	-	-	-	-
PlanetOut	-	-	-	-	207
T. Rowe Price Government Reserve Investment Fund, 0.10%	¤	¤	$ 117	$ 48,518	$ 46,040
Totals			$ 117	$ 52,817	$ 46,247

* On the date indicated, issuer was held but not considered an affiliated company.

¤ Purchase and sale information not shown for cash management funds.

Amounts reflected on the accompanying financial statements include the following amounts related to affiliated companies:

Investment in securities, at cost	$ 62,405
Dividend income	117
Interest income	-
Investment income	$ 117
Realized gain (loss) on securities	$ (79)
Capital gain distributions from mutual funds	$ -

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

Statement of Operations

($000s)

	Year Ended 12/31/09
Investment Income (Loss)	
Income	
Dividend	$ 17,748
Interest	4,621
Other	86
Total income	22,455
Expenses	
Investment management	7,603
Shareholder servicing	2,352
Prospectus and shareholder reports	149
Custody and accounting	216
Registration	52
Legal and audit	51
Directors	11
Miscellaneous	40
Total expenses	10,474
Expenses paid indirectly	(1)
Net expenses	10,473
Net investment income	11,982
Realized and Unrealized Gain (Loss)	
Net realized gain (loss)	
Securities	(57,893)
Foreign currency transactions	531
Net realized loss	(57,362)
Change in net unrealized gain (loss)	
Securities	656,589
Other assets and liabilities denominated in foreign currencies	(4)
Change in net unrealized gain	656,585
Net realized and unrealized gain	599,223
INCREASE IN NET ASSETS FROM OPERATIONS	$ 611,205

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets

($000s)

	Year Ended 12/31/09	12/31/08
Increase (Decrease) in Net Assets		
Operations		
Net investment income	$ 11,982	$ 21,327
Net realized loss	(57,362)	(154,260)
Change in net unrealized gain (loss)	656,585	(744,783)
Increase (decrease) in net assets from operations	611,205	(877,716)
Distributions to shareholders		
Net investment income	(18,361)	(8,398)
Net realized gain	–	(34,987)
Decrease in net assets from distributions	(18,361)	(43,385)
Capital share transactions*		
Shares sold	200,887	180,429
Distributions reinvested	17,594	41,512
Shares redeemed	(182,507)	(491,429)
Increase (decrease) in net assets from capital share transactions	35,974	(269,488)
Net Assets		
Increase (decrease) during period	628,818	(1,190,589)
Beginning of period	898,047	2,088,636
End of period	**$ 1,526,865**	**$ 898,047**
Undistributed net investment income	6,361	12,721
*Share information		
Shares sold	6,345	4,738
Distributions reinvested	437	1,765
Shares redeemed	(5,993)	(13,164)
Increase (decrease) in shares outstanding	789	(6,661)

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

T. Rowe Price Media & Telecommunications Fund, Inc. (the fund), is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund commenced operations on October 13, 1993. The fund seeks to provide long-term capital growth through the common stocks of media, technology, and telecommunications companies.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), which require the use of estimates made by fund management. Fund management believes that estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale of the securities. Further, fund management believes that no events have occurred between December 31, 2009, the date of this report, and February 25, 2010, the date of issuance of the financial statements, that require adjustment of, or disclosure in, the accompanying financial statements.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid annually. Capital gain distributions, if any, are generally declared and paid by the fund, annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Rebates and Credits Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements and totaled $75,000 for the year ended December 31, 2009. Additionally, the fund earns credits on temporarily uninvested cash balances held at the custodian, which reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits, which are reflected as expenses paid indirectly.

New Accounting Pronouncement On January 1, 2009, the fund adopted new accounting guidance that requires enhanced disclosures about derivative and hedging activities, including how such activities are accounted for and their effect on financial position, performance, and cash flows. Adoption of this guidance had no impact on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s investments are reported at fair value as defined under GAAP. The fund determines the values of its assets and liabilities and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business.

Valuation Methods Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Debt securities are generally traded in the OTC market. Securities with remaining maturities of one year or more at the time of acquisition are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with remaining maturities of less than one year at the time of acquisition generally use amortized cost in local currency to approximate fair value. However, if amortized cost is deemed not to reflect fair value or the fund holds a significant amount of such securities with remaining maturities of more than 60 days, the securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Other investments, including restricted securities, and those financial instruments for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted under the circumstances described below. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust closing prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with closing prices and information to evaluate and/or adjust those prices. The fund cannot predict how often it will use closing prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares closing prices, the next day’s opening prices in the same markets, and adjusted prices.

Valuation Inputs Various inputs are used to determine the value of the fund’s financial instruments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds, and credit risk)

Level 3 – unobservable inputs

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund’s own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level. For example, non-U.S. equity securities actively traded in foreign markets generally are reflected in Level 2 despite the availability of closing prices because the fund evaluates and determines whether those closing prices reflect fair value at the close of the NYSE or require adjustment, as described above. The following table summarizes the fund’s financial instruments, based on the inputs used to determine their values on December 31, 2009:

Following is a reconciliation of the fund’s Level 3 holdings for the year ended December 31, 2009. Gain (loss) reflects both realized and change in unrealized gain (loss) on Level 3 holdings during the period, if any, and is included on the accompanying Statement of Operations. The change in unrealized gain/loss on Level 3 instruments held at December 31, 2009, totaled $3,602,000 for the year ended December 31, 2009.

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Emerging Markets At December 31, 2009, approximately 11% of the fund’s net assets were invested, either directly or indirectly, in securities of companies located in emerging markets, securities issued by governments of emerging market countries, and/or securities denominated in or linked to the currencies of emerging market countries. Emerging market securities are often subject to greater price volatility, less liquidity, and higher rates of inflation than U.S. securities. In addition, emerging markets may be subject to greater political, economic and social uncertainty, and differing regulatory environments that may potentially impact the fund’s ability to buy or sell certain securities or repatriate proceeds to U.S. dollars.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $790,192,000 and $765,174,000, respectively, for the year ended December 31, 2009.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

The fund files U.S. federal, state, and local tax returns as required. The fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after filing of the tax return but could be longer in certain circumstances.

Reclassifications from paid-in capital relate primarily to the tax treatment of cash received from certain regulatory settlements. For the year ended December 31, 2009, the following reclassifications were recorded to reflect tax character; there was no impact on results of operations or net assets:

Distributions during the years ended December 31, 2009 and December 31, 2008 were characterized for tax purposes as follows:

At December 31, 2009, the tax-basis cost of investments and components of net assets were as follows:

The difference between book-basis and tax-basis net unrealized appreciation (depreciation) is attributable to the deferral of losses from wash sales for tax purposes .The fund intends to retain realized gains to the extent of available capital loss carryforwards. The fund’s unused capital loss carryforwards as of December 31, 2009, expire: $95,850,000 in fiscal 2016 and $77,871,000 in fiscal 2017. In accordance with federal income tax regulations applicable to investment companies, recognition of capital losses on certain transactions realized between November 1 and the fund’s fiscal year end is deferred for tax purposes until the subsequent year (post-October loss deferrals); however, such losses are recognized for financial reporting purposes in the year realized.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.35% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.285% for assets in excess of $220 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At December 31, 2009, the effective annual group fee rate was 0.30%.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share price and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. For the year ended December 31, 2009, expenses incurred pursuant to these service agreements were $98,000 for Price Associates; $1,357,000 for T. Rowe Price Services, Inc.; and $315,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The T. Rowe Price Reserve Investment Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Investment Funds pay no investment management fees.

As of December 31, 2009, T. Rowe Price Group, Inc., and/or its wholly owned subsidiaries owned 148,830 shares of the fund, representing less than 1% of the fund’s net assets.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of
T. Rowe Price Media & Telecommunications Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Media & Telecommunications Fund, Inc. (the “Fund”) at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian, and confirmation of the underlying fund by correspondence with the transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
February 25, 2010

TAX INFORMATION (UNAUDITED) FOR THE TAX YEAR ENDED 12/31/09

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

For taxable non-corporate shareholders, $12,532,000 of the fund’s income represents qualified dividend income subject to the 15% rate category.

For corporate shareholders, $9,536,000 of the fund’s income qualifies for the dividends-received deduction.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Our Company” at the top of our corporate homepage. Then, when the next page appears, click on the words “Proxy Voting Policies” on the left side of the page.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Records” on the right side of the Proxy Voting Policies page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

ABOUT THE FUND’S DIRECTORS AND OFFICERS

Your fund is governed by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and other business affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of Board members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price), and T. Rowe Price International, Inc. (T. Rowe Price International); “inside” or “interested” directors are employees or officers of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the directors and is available without charge by calling a T. Rowe Price representative at 1-800-225-5132.

Independent Directors

Name
(Year of Birth)	Principal Occupation(s) During Past Five Years and Directorships of
Year Elected*	Other Public Companies

William R. Brody, M.D., Ph.D.	President and Trustee, Salk Institute for Biological Studies (2009
(1944)	to present); Director, Novartis, Inc. (2009 to present); Director, IBM
2009	(2007 to present); President and Trustee, Johns Hopkins University
(1996 to 2009); Chairman of Executive Committee and Trustee,
Johns Hopkins Health System (1996 to 2009)

Jeremiah E. Casey	Director, National Life Insurance (2001 to 2005); Director, The Rouse
(1940)	Company, real estate developers (1990 to 2004)
2005

Anthony W. Deering	Chairman, Exeter Capital, LLC, a private investment firm (2004 to
(1945)	present); Director, Under Armour (2008 to present); Director, Vornado
2001	Real Estate Investment Trust (2004 to present); Director, Mercantile
Bankshares (2002 to 2007); Member, Advisory Board, Deutsche Bank
North America (2004 to present); Director, Chairman of the Board, and Chief Executive Officer, The Rouse Company, real estate develop-
ers (1997 to 2004)

Donald W. Dick, Jr.	Principal, EuroCapital Advisors, LLC, an acquisition and management
(1943)	advisory firm (1995 to present)
1997

Karen N. Horn	Director, Eli Lilly and Company (1987 to present); Director, Simon
(1943)	Property Group (2004 to present); Director, Norfolk Southern (2008
2003	to present); Director, Georgia Pacific (2004 to 2005)

Theo C. Rodgers	President, A&R Development Corporation (1977 to present)
(1941)
2005

John G. Schreiber	Owner/President, Centaur Capital Partners, Inc., a real estate invest-
(1946)	ment company (1991 to present); Partner, Blackstone Real Estate
2001	Advisors, L.P. (1992 to present)

Mark R. Tercek	President and Chief Executive Officer, The Nature Conservancy (2008
(1957)	to present); Managing Director, The Goldman Sachs Group, Inc.
2009	(1984 to 2008)

*Each independent director oversees 124 T. Rowe Price portfolios and serves until retirement, resignation, or election of a successor.

Inside Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) During Past Five Years and Directorships of
Portfolios Overseen]	Other Public Companies

Edward C. Bernard	Director and Vice President, T. Rowe Price; Vice Chairman of the Board,
(1956)	Director, and Vice President, T. Rowe Price Group, Inc.; Chairman of
2006	the Board, Director, and President, T. Rowe Price Investment Services,
[124]	Inc.; Chairman of the Board and Director, T. Rowe Price Global Asset
Management Limited, T. Rowe Price Global Investment Services
Limited, T. Rowe Price Retirement Plan Services, Inc., T. Rowe Price
Savings Bank, and T. Rowe Price Services, Inc.; Director, T. Rowe Price
International, Inc.; Chief Executive Officer, Chairman of the Board,
Director, and President, T. Rowe Price Trust Company; Chairman of the
Board, all funds

Brian C. Rogers, CFA, CIC	Chief Investment Officer, Director, and Vice President, T. Rowe Price;
(1955)	Chairman of the Board, Chief Investment Officer, Director, and Vice
2006	President, T. Rowe Price Group, Inc.; Vice President, T. Rowe Price
[69]	Trust Company

*Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Position Held With Media &
Telecommunications Fund	Principal Occupation(s)

Ulle Adamson, CFA (1979)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International, Inc.

P. Robert Bartolo, CFA, CPA (1972)	Vice President, T. Rowe Price, T. Rowe Price
President	Group, Inc., and T. Rowe Price Trust Company

David J. Eiswert, CFA (1972)	Vice President, T. Rowe Price. T. Rowe Price
Vice President	Global Investment Services Limited, and
T. Rowe Price Group, Inc.

Henry M. Ellenbogen (1973)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Joseph B. Fath, CPA (1971)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Roger L. Fiery III, CPA (1959)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., T. Rowe Price International, Inc.,
and T. Rowe Price Trust Company

May Foo, CFA (1977)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International, Inc.

John R. Gilner (1961)	Chief Compliance Officer and Vice President,
Chief Compliance Officer	T. Rowe Price; Vice President, T. Rowe Price
Group, Inc., and T. Rowe Price Investment
Services, Inc.

Gregory S. Golczewski (1966)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Trust Company

Paul Greene II (1978)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.; formerly student, Graduate School
of Business, Stanford University (to 2006);
Finance & Operations Analyst, ArvinMeritor, Inc.
(to 2004)

Gregory K. Hinkle, CPA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Treasurer	Group, Inc., and T. Rowe Price Trust Company;
formerly Partner, PricewaterhouseCoopers LLP
(to 2007)

Patricia B. Lippert (1953)	Assistant Vice President, T. Rowe Price and
Secretary	T. Rowe Price Investment Services, Inc.

Daniel Martino, CFA (1974)	Vice President, T. Rowe Price and T. Rowe Price
Executive Vice President	Group, Inc.; formerly Research Analyst and
Co-portfolio Manager, Taurus Asset Management
(to 2006), Onex Public Markets Group (to 2006),
and MFS Investment Management (to 2005)

David Oestreicher (1967)	Director and Vice President, T. Rowe Price
Vice President	Investment Services, Inc., T. Rowe Price Trust
Company, and T. Rowe Price Services, Inc.; Vice
President, T. Rowe Price, T. Rowe Price Global
Asset Management Limited, T. Rowe Price Global
Investment Services Limited, T. Rowe Price
Group, Inc., T. Rowe Price International, Inc., and
T. Rowe Price Retirement Plan Services, Inc.

Curt J. Organt, CFA (1968)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Deborah D. Seidel (1962)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Investment Services, Inc., and T. Rowe Price
Services, Inc.

Robert W. Smith (1961)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Julie L. Waples (1970)	Vice President, T. Rowe Price
Vice President

Justin P. White (1981)	Employee, T. Rowe Price; formerly student, Tuck
Vice President	School of Business at Dartmouth (to 2008); and
Senior Analyst, Analysis Group (to 2006)

Christopher S. Whitehouse (1972)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International, Inc.; formerly
Telecoms Analyst and Fund Manager, Deutsche
Asset Management (to 2005)

Ernest C. Yeung, CFA (1979)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International, Inc.

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for
at least five years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Anthony W. Deering qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Deering is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

    (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $1,879,000 and $1,922,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Media & Telecommunications Fund, Inc.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	February 25, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	February 25, 2010

By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date	February 25, 2010